                                                                 Exhibit 10(b)

                                 [KV logo]
                         K-V PHARMACEUTICAL COMPANY
             EMPLOYMENT AND CONFIDENTIAL INFORMATION AGREEMENT

     This Agreement ("Agreement") is entered into on         May 2         ,
                                                     ----------------------
19  90  , between    David Hermelin      ("Employee") and K-V PHARMACEUTICAL
  ------          ----------------------
COMPANY, a Delaware corporation ("KV").

     In consideration of Employee's employment or continued employment by KV and other valuable consideration, the receipt and sufficiency of which are acknowledged, Employee agrees as follows:

     1. AFFILIATES. KV has or may in the future have one or more subsidiaries and/or affiliated companies (collectively referred to in the remainder of this Agreement as the "Companies"). From time to time, KV and the Companies may exchange or use facilities, technology and/or Confidential Information (as that term is defined below) of the other. The covenants in this Agreement are for the benefit and protection of KV and the Companies.

     2. NATURE OF EMPLOYMENT. Employee is hereby employed by KV in the
position of   Manager, Business Development    . Employee acknowledges and
            -----------------------------------
agrees that his/her job title and/or responsibilities may change from time to time. Employee further agrees that, at all times, (s)he shall devote his/her full time and best efforts to performing all duties reasonably assigned by KV.

     3. COMPENSATION. As compensation for Employee's services to KV,
Employee shall receive a base salary at the rate of   Fifty-five Thousand
                                                   ------------------------
Dollars ($  55,000       ) per year, payable at such intervals as KV pays
          ---------------
its other employees. In addition, Employee shall be entitled to participate in the fringe benefits normally provided to other KV employees at comparable employment levels. Employee's compensation shall be subject to KV's normal compensation review.

     4. TERM. The initial term of this Agreement shall begin on    May 2   ,
                                                                -----------
19 90 , and continue until  March 31      , 19 91 , unless terminated sooner
  ----                     ---------------    ----
in accordance with paragraph 5 of this Agreement. If not terminated sooner under paragraph 5 hereof, this Agreement shall automatically renew for successive one (1) year periods unless and until either party terminates this Agreement pursuant to the provisions of paragraph 5. Termination of this Agreement by either party, for any reason, shall in no manner affect the covenants contained in paragraphs 6-11 of this Agreement.

     5. TERMINATION. Either party may terminate this Agreement, for any reason, by giving the other party thirty (30) calendar day's advance written notice. KV may, at its sole discretion, elect to pay Employee in lieu of having Employee continue to work during the notice period. If KV exercises this right and option, it shall pay Employee, on KV's regularly scheduled paydays and in accordance with KV's regular pay practices, either:
(A) Employee's regular wages for a period of thirty (30) calendar days or
(B) one-half (1/2) of Employee's regular wages for a period of sixty (60) calendar days. KV reserves the right to cease the payment(s) described above if, in KV's reasonable determination, Employee breaches this Agreement during the period of such payments. Notwithstanding the foregoing, KV may terminate this Agreement without prior written notice to Employee or any continuing compensation obligations if, in KV's reasonable determination, Employee has breached this Agreement or Employee's continued employment is detrimental to KV's best interests. By way of example, but not limitation, Employee's continued employment will be deemed detrimental to KV's best interests if Employee has engaged in dishonesty, disloyalty, failure to perform his/her duties to KV or any act which may be harmful to the reputation of KV and/or the Companies.

     6. CONFIDENTIAL INFORMATION. In the course of performing his/her responsibilities as an employee of KV, Employee has or may come into possession of technical, financial or business information pertaining to KV and/or the Companies which is not published or readily available to the public, including, but not limited to, trade secrets, techniques, designs, formulae, methods, processes, devices, machinery, equipment, inventions, research and development projects, programs, plans and data, clinical projects and data, plans for future developments, marketing concepts and plans, pricing information, licensing agreements, and lists of or other information pertaining to and/or received from employees, customers and/or suppliers ("Confidential Information"). Employee acknowledges that the Confidential Information is important to and greatly affects the success of KV and the Companies in a competitive, worldwide marketplace. Employee further agrees that while employed by KV and at all times thereafter, regardless of how, when and why that employment ends, Employee shall hold in the strictest confidence, and shall not disclose, duplicate and/or use for himself/herself or any other person or entity any Confidential Information without: (A) the prior written consent of an officer of KV, or (B) unless required to do so in order to perform his/her responsibilities while employed by KV.

     7. PUBLICATION. Employee agrees not to publish or cause or permit to be published any article, oral presentation or material related to KV and/or the Companies, including any information related to any products or proposed products, without obtaining the prior written consent of an officer of KV.



     8. NO OTHER CONTRACT. Except as listed below, Employee warrants that
(s)he is not bound by the terms of any other agreement, oral or written, which would limit or preclude him/her from disclosing to KV and/or the Companies any idea, invention, discovery or other information pertaining or related to Employee's responsibilities as an employee of KV. Employee agrees to promptly provide KV with a copy of any and all agreements listed below. Employee further agrees not to disclose to KV or the Companies, or to seek to induce KV or the Companies to use any confidential information, material or trade secrets belonging to any other person or entity.

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     9. RIGHT TO WORK PRODUCT. Any and all designs, inventions, discoveries, improvements, specifications, technical data, reports, business plans and other embodiments of Employee's work conceived, made, discovered and/or produced by Employee during the period of his/her employment by KV, either solely or jointly with others: (A) in the course of performing his/her duties for KV, (B) which are based, in whole or part, upon Confidential Information, the resources, supplies, facilities or business, technical or financial information of KV and/or the Companies, or (C) which relate to the business or the anticipated research and development of KV, the Companies or both ("Work Product"), shall be the sole property of KV and available to KV at all times. Employee agrees to promptly disclose and assign and hereby assigns to KV, without royalty or other additional consideration, any and all of Employee's proprietary rights to any and all Work Product. Employee further agrees that during his/her employment by KV and after that employment ends, regardless of how, when and why, (s)he shall, upon KV's request: (A) execute any and all applications for copyright and/or patent of Work Product which may be prepared for his/her signature, (B) assign to KV any and all such applications, copyrights and patents relating thereto, and
(C) assist KV, as KV deems necessary, in order for KV to apply for, defend or enforce any copyright or patent. KV shall pay all expenses of preparing, filing and prosecuting any such application and of obtaining such copyrights and patents. In the event Employee is not employed by KV at the time any request for assistance is made by KV, KV shall pay Employee a reasonable payment for Employee's time and shall schedule any needed assistance so as to not to interfere with Employee's then current employment and obligations.

     10. RETURN OF PROPERTY. Upon the termination of Employee's employment with KV, regardless of how, when and why that employment ends, Employee shall immediately deliver to KV all property of KV and all property of the Companies, including, but not limited to, all records and documents (including all copies) containing or relating to Confidential Information.

     11. RESTRICTIVE COVENANTS. The parties acknowledge and agree that at the time this Agreement was entered, the business of KV and the Companies included, but was not limited to, the contract or private label manufacture for other marketers or distributors of pharmaceutical preparations or specialty chemicals, and the research, development, manufacture, sale and distribution of drug delivery products and technology. Employee agrees that during the thirty-six (36) consecutive months immediately following termination of Employee's employment with KV, regardless of how, when or why that employment ends, Employee shall not in any manner or in any capacity, directly or indirectly, for himself/herself or any other person or entity, actually or attempt:

     (A) to perform any of the same or similar responsibilities as Employee performed for KV under this Agreement, on behalf of or for any business that engages in the same or similar business as:
            (i)  KV anywhere KV has conducted business, or
            (ii) the Companies anywhere the Companies have conducted business during the twenty-four (24) months immediately preceding termination of employment; or

     (B) to interfere with or take away:
            (i)  any customer of KV that has conducted business with KV, or
            (ii) any customer of the Companies that has conducted business with the Companies during the twenty-four (24) months immediately preceding termination of employment; or

     (C) to interfere with any other suppliers of KV and/or the Companies, including, without limitation, reducing in any material way the willingness or capability of any supplier to continue supplying
         KV with its and/or the Companies with their present or contemplated requirements; or

     (D) to solicit or interfere with the relationship between KV and any of its employees or agents, and/or the Companies and any of their employees or agents; or

     (E) to acquire any interest in any business that engages in the same or similar business as:
            (i)  KV anywhere KV has conducted business, or
            (ii) the Companies anywhere the Companies have conducted business during the twenty-four (24) months immediately preceding termination of employment.

Employee further agrees that (s)he shall not engage in any of the activities listed above while (s)he is employed by KV.


     Employee acknowledges and agrees that his/her experience, knowledge and capabilities are such that (s)he can obtain employment in unrelated pharmaceutical, chemical, food, industrial, household, confectionery or other businesses, and that the enforcement of this paragraph 11 by way of injunction would not prevent Employee from earning a livelihood. Employee further agrees that if (s)he has any question(s) regarding the scope of activities restricted by this paragraph 11, (s)he shall, to avoid confusion or misunderstanding, submit the question(s) in writing to an officer of KV for a written response by KV. Employee additionally agrees to keep KV advised of the identity of his/her employer and his/her work location during the period covered by this paragraph 11.

     12. INVESTMENT SECURITIES. Anything to the contrary notwithstanding, nothing in this Agreement shall limit the right of Employee as an investor to hold or to acquire the stock or other investment securities of any business entity that is registered on a national securities exchange or regularly traded on a generally recognized over-the-counter market, so long as Employee's interest of any such business entity does not exceed five percent (5%) of the ownership of that business entity.

     13. MATERIAL BREACH. Any breach of this Agreement shall be a material breach of this Agreement.

     14. EMPLOYEE CONSENT. In order to preserve the rights under this Agreement of KV and the Companies, KV and/or the Companies may advise any third party with whom Employee may consider, establish or contract a relationship of the existence of this Agreement and of its terms. KV and the Companies shall have no liability for so acting.

     15. CONTROLLING LAW. This Agreement shall be construed in accordance with the laws of the State of Missouri. The parties agree that any controversy arising with respect to this Agreement shall fall under the exclusive jurisdiction of the Circuit Court of the County of St. Louis, Missouri, and each party hereby consents to the jurisdiction of that court.

     16. REMEDIES. Employee agrees that the promises in this Agreement are reasonable and necessary to protect the legitimate business interests of KV and the Companies, that any violation by Employee of any of the promises in this Agreement would result in great damage and irreparable injury to KV and/or the Companies, and that KV and/or the Companies have the right to any and all legal and/or equitable remedies available for breach of this Agreement. Employee further agrees that enforcement by KV and/or the Companies of the promises contained in this Agreement by way of injunction would not prevent Employee from making a living.

     17. SEVERABILITY. In the event any whole or partial provision in this Agreement is deemed unenforceable, it shall not invalidate the remaining whole or partial provisions of this Agreement. In addition, the parties have attempted to limit Employee's right to compete only to the extent necessary to protect KV from unfair competition. Consequently, the parties further agree that if any whole or partial restrictive covenant in this Agreement is deemed unenforceable because overly broad in geographic scope, activity or time duration, that provision shall be automatically modified so as to be enforceable to the maximum extent reasonable.

     18. ASSIGNMENT. This Agreement is not assignable by Employee, and shall be binding upon Employee and Employee's heirs, executors and legal and/or personal representatives. This Agreement is assignable by KV, and shall inure to the benefit of KV, its successors and assigns.

     19. NONWAIVER. Failure of KV and/or the Companies to exercise any of its/their rights in the event Employee breaches any of the promises in this Agreement shall not be construed as a waiver of such a breach or prevent
KV and/or the Companies from later enforcing strict compliance with the promises in this Agreement.

     20. MODIFICATION. This Agreement contains the parties' complete agreement, and supersedes any other agreement, oral or written, pertaining to the subject matter of this Agreement. This Agreement may be altered, amended or revoked at any time only by a writing signed by both parties.

     21. ACKNOWLEDGMENT. Employee agrees that: (A) (s)he fully understands his/her right to discuss all aspects of this Agreement with legal or personal advisors of his/her choice, (B) to the extent (s)he desired, (s)he has done so, (C) (s)he has carefully read and fully understands all of the provisions of this Agreement, and (D) (s)he has voluntarily entered into this Agreement.

     IN WITNESS WHEREOF, Employee and KV have executed this Agreement on the day and year first written above.

EMPLOYEE                              COMPANY


/s/ David S. Hermelin                 By /s/ Gerald R. Mitchell
- ----------------------------------      ------------------------------------

                                      Title   VP, Finance
                                           ---------------------------------
                                               KV Pharmaceutical Company







                         KV PHARMACEUTICAL COMPANY
                            EMPLOYMENT AGREEMENT

     THIS AGREEMENT ("Agreement") is entered into effective   November 18   ,
                                                            ----------------
1996, between DAVID S. HERMELIN ("Employee") and KV PHARMACEUTICAL COMPANY,
   -
a Delaware corporation ("KV").

     In consideration of Employee's employment or continued employment by KV and other valuable consideration, the receipt and sufficiency of which are acknowledged, Employee agrees as follows:

     1. AFFILIATES. KV has or may in the future have one or more subsidiaries and/or affiliated companies (collectively referred to in the remainder of this Agreement as the "Companies"). From time to time, KV and the Companies may exchange or use facilities, technology and/or Confidential Information
(as that term is defined below) of the other. The covenants in this Agreement are for the benefit and protection of KV and the Companies.

     2. NATURE OF EMPLOYMENT. Employee is hereby employed by KV in the position of Vice President, Corporate Planning and Administration. Employee shall be employed at KV's offices in St. Louis, Missouri or such other location as shall be agreeable to KV and Employee. Employee acknowledges and agrees that his job title and/or responsibilities may change from time to time. Employee further agrees that, at all times, he shall devote his full time and best efforts to performing all duties reasonably assigned by KV.

     3. COMPENSATION. As compensation for Employee's services to KV, Employee shall receive a base salary at the rate per year being paid to Employee as of the effective date of the Agreement, payable at such intervals as KV pays its other employees. In addition, Employee shall be entitled to participate in the fringe benefits normally provided to the other KV employees at comparable employment levels. Employee's compensation shall be subject to annual review.

     4. TERM. This Agreement shall be effective as of the date first set forth above and continue until March 31, 2002, unless terminated sooner in accordance with Paragraph 5 of this Agreement. If not terminated sooner under Paragraph 5 hereof, this Agreement shall automatically renew for successive twelve (12) month periods unless and until either party terminates this Agreement pursuant to the provisions of Paragraph 5. Termination of this Agreement by either party, for any reason, shall in no manner affect the covenants contained in Paragraphs 6-11 of this Agreement.

     5.  TERMINATION.

     (A) VOLUNTARY. Employee may terminate this Agreement, for any reason, by giving KV ninety (90) calendar days' advance written notice to KV's Director, Human

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Resources. Employee agrees to remain on the job and at all times faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that have been required of him prior to Employee's notice of termination, all to the reasonable satisfaction of KV. Employee agrees that he will remain actively at work, as described above, during the entire notice period unless he is released from all responsibilities prior to the end of the notice period by the Board of Directors or the Chief Executive Officer of KV. Employee agrees that if he should fail to fully comply with the notice required by this subsection, and if he should fail to fully comply with the requirement to remain on the job and faithfully and to the best of his ability perform all of his duties, KV will incur substantial damages as a direct result and that the amount of said damages will be difficult to ascertain.

     If Employee decides to terminate his employment with KV, Employee shall disclose Employee's decision to terminate to the Director, Human Resources, of KV and shall not disclose such information to any other party (except for a subsequent employer of Employee which has agreed to keep such information confidential until KV has announced Employee's termination) until such time as the Director, Human Resources of KV determines how and when to announce Employee's termination.

     (B) INVOLUNTARY. KV may terminate this Agreement at any time and for any reason.

     In the event of either voluntary or involuntary termination, except termination for cause, KV shall provide Employee with twelve (12) months of severance pay equal to no less than Employee's annual base salary, then in effect under Paragraph 3 of this Agreement, less usual withholdings and offset by compensation Employee receives from other full-time, non-temporary employment. This severance package shall be paid in twelve (12) equal monthly installments, each payment to be made on the last day of each of the twelve (12) calendar months following the last date worked. Such monthly payments shall be reduced dollar for dollar by Employee's monthly compensation payable from another employer for full-time, non-temporary employment. In addition, KV shall provide Employee at KV's expense, with medical, disability and life insurance coverage and all other insurance coverage of the same or similar types, and in the same or similar amounts as KV is providing to Employee immediately prior to the last date worked. This continuation of insurance coverage shall cease the earlier of eighteen (18) months after the last date worked or at such time as Employee obtains other full-time, non-temporary employment. In addition, as of the last date worked, all stock options shall become immediately exercisable and shall remain exercisable until the earlier of eighteen (18) months after the last date worked or at such time as Employee obtains other full-time, non-temporary employment. Further, any holding period of such options shall automatically be waived by KV.

     In consideration of the severance pay provided under this paragraph, in the event of the cancellation, termination or expiration of the Employment Agreement for any reason, Employee agrees to provide reasonable and necessary services to assist KV in transition of

                                  2 of 11



responsibilities and ongoing continuity of his job function unless both KV and Employee agree otherwise.

     KV may terminate this Agreement for cause and in such event Employee shall not be entitled to any severance pay. The term "for cause" as used herein shall mean (i) commission of a dishonest or criminal act in respect of Employee's employment or conviction of a felony, or (ii) breach of trust or gross negligence, or (iii) willful refusal to perform duties imposed by this Agreement which are legal and not improper, or (iv) Employee's violation of Paragraph 7, 9, 10 or 11 of this Agreement, or (v) the continuing neglect or failure of Employee to perform the duties reasonably assigned to Employee by KV and after notice from KV of such neglect or failure, Employee's failure to cure such neglect or failure. Any termination of this Agreement by KV shall be effective only upon providing Employee with written notice and advising Employee as to whether his termination is for cause.

     Employee acknowledges that the duties and obligations of Paragraphs 7, 9, 10, 11 and 12 shall survive the termination of his employment.

     6. OFF-SITE EMPLOYMENT. Employee may elect to take a reduced annual rate of pay of Fifty Thousand Dollars ($50,000) for up to a one (1) year period to be agreed upon by KV and Employee so long as Employee provides continuity in all areas of responsibility or in other areas requested by KV. During this one (1) year period, KV shall keep in full force all benefits, including, but not limited to, insurance coverage, pension plans, and stock option plans provided to other employees. In the event of employee's termination during this one (1) year period, employee shall continue to be entitled to the severance pay provided under paragraphs 5 and 14 based on employee's unreduced annual rate of pay under paragraph 3 as of the date employee elected to take a reduced rate of pay under this paragraph. This one (1) year term may be extended on an annual basis with the mutual agreement of KV and Employee.

     7. CONFIDENTIAL INFORMATION. In the course of performing responsibilities as an employee of KV, Employee has or may come into possession of technical, financial or business information pertaining to KV and/or the Companies which is not published or readily available to the public, including, but not limited to, trade secrets, techniques, designs, formulae, methods, processes, devices, machinery, equipment, inventions, research and development projects, programs, plans and data, clinical projects and data, plans for future developments, marketing concepts and plans, pricing information, licensing agreements and lists or other information pertaining to and/or received from employees, customers and/or suppliers ("Confidential Information"). Employee acknowledges that the Confidential Information is important to and greatly affects the success of KV and the Companies in a competitive, worldwide marketplace. Employee further agrees that while employed by KV and at all times thereafter, regardless of how, when and why that employment ends, Employee shall hold in the strictest confidence, and shall not disclose, duplicate and/or use for himself or any other person or entity any Confidential Information without: (A) the prior written consent of an officer of KV, or (B) unless required to do so in order to perform his responsibilities while employed by KV.

                                  3 of 11



     8. PUBLICATION. Employee agrees not to publish or cause or permit to be published any article, oral presentation or material related to KV and/or the Companies, including any information related to any products or proposed products, without obtaining the prior written consent of an officer of KV.

     9. NO OTHER CONTRACT. Except as listed below, Employee warrants that he is not bound by the terms of any other agreement, oral or written, which would limit or preclude him from disclosing to KV and/or the Companies any idea, invention, discovery or other information pertaining or related to Employee's responsibilities as an employee of KV. Employee agrees to promptly provide KV with a copy of any and all agreements listed below. Employee further agrees not to disclose to KV or the Companies, or to seek to induce KV or the Companies to use any confidential information, material or trade secrets belonging to any other person or entity.

     10. RIGHT TO WORK PRODUCT. Any and all designs, inventions, discoveries, improvements, specifications, technical data, reports, business plans and other embodiments of Employee's work conceived, made, discovered and/or produced by Employee during the period of his employment by KV, either solely or jointly with others: (A) in the course of performing his duties for KV,
(B) which are based, in whole or part, upon Confidential Information, the resources, supplies, facilities or business, technical or financial information of KV and/or the Companies, or (C) which relate to the business or the anticipated research and development of KV, the Companies or both ("Work Product"), shall be the sole property of KV and available to KV at all times. Employee agrees to promptly disclose and assign and hereby assigns to KV, without royalty or other additional consideration, any and all of Employee's proprietary rights to any and all Work Product. Employee further agrees that during his employment by KV and after that employment ends, regardless of how, when and why, he shall upon KV's request: (A) execute any and all applications for copyright and/or patent of Work Product which may be prepared for his signature, (B) assign to KV any and all such applications, copyrights and patents relating thereto, and (C) assist KV, as KV deems necessary, in order for KV to apply for, defend or enforce any copyright or patent. KV shall pay all expenses of preparing, filing and prosecuting any such application and of obtaining such copyrights and patents. In the event Employee is not employed by KV at the time any request for assistance is made by KV, KV shall pay Employee a reasonable payment for Employee's time and shall schedule any needed assistance so as to not interfere with Employee's then current employment and obligations.

     11. RETURN OF PROPERTY. Upon the termination of Employee's employment with KV, regardless of how, when and why that employment ends, Employee shall immediately deliver to KV all property of KV and all property of the Companies, including, but not limited to, all records and documents (including all copies) containing or relating to Confidential Information.

     12. RESTRICTIVE COVENANTS. The parties acknowledge and agree that at the time this Agreement was entered, the business of KV and the Companies included, but was not limited to, the contract or private label manufacture for other marketers or distributors of

                                  4 of 11



pharmaceutical preparations or specialty chemicals, and the research, development, manufacture, sale and distribution of drug delivery products and technology. Employee agrees that during the thirty-six (36) consecutive months immediately following termination of Employee's employment with KV, regardless of how, when or why that employment ends, Employee shall not, without prior authorization of KV, in any manner or in any capacity, directly or indirectly, for himself or any other person or entity, actually or attempt:

          (A) to perform any of the same or similar responsibilities as Employee performed for KV under this Agreement, on behalf of or for any business that engages in the same business as KV:

               (i)  anywhere KV has conducted business; or

               (ii) anywhere the Companies have conducted business during the twenty-four (24) months immediately preceding termination of employment; or

          (B)  to interfere with or take away:

               (i)  any customer of KV that has conducted business with KV;

               (ii) any customer of the Companies that has conducted business with the Companies during the twenty-four (24) months immediately preceding termination of employment; or

          (C) to interfere with any of the suppliers of KV and/or the Companies, including, without limitation, reducing in any material way the willingness or capability of any supplier to continue supplying KV with its and/or the Companies with their present or contemplated requirements; or

          (D) to solicit or interfere with the relationship between KV and any of its employees or agents, and/or the Companies and any of their employees or agents; or

          (E)  to acquire business that engages in the same business as KV:

               (i)  anywhere KV has conducted business; or

               (ii) anywhere the Companies have conducted business

during the twenty-four (24) months immediately preceding termination of employment.

          Employee further agrees that he shall not engage in any of the activities listed above while he is employed by KV.

                                  5 of 11



     This non-compete is not intended to prevent Employee from using his general skills, knowledge and experience in strategic planning, the administration, management and control of a company or in leveraging or building a company through acquisitions, mergers, divestitures, etc. unless such conduct has an actual, demonstrable and substantial detrimental effect on KV or the Companies. Employee acknowledges and agrees that his experience, knowledge and capabilities are such that he can obtain employment in unrelated pharmaceutical, chemical, food, industrial, household, confectionery or other businesses, and that the enforcement of this Paragraph 12 by way of injunction would not prevent Employee from earning a livelihood. Employee further agrees that if he has any questions regarding the scope of activities restricted by this Paragraph 12, he shall, to avoid confusion or misunderstanding, submit the question(s) in writing to an officer of KV for a written response by KV. Employee additionally agrees to keep KV advised of the identity of his employer and his work location during the period covered by this paragraph.

     13. INVESTMENT SECURITIES. Anything to the contrary notwithstanding, nothing in this Agreement shall limit the right of Employee as an investor to hold or to acquire the stock or other investment securities of any business entity that is registered on a national securities exchange or regularly traded on a generally recognized over-the-counter market, so long as Employee's interest of any such business entity does not exceed five percent (5%) of the ownership of that business entity, unless KV has given prior consent.

     14.  CHANGE OF CONTROL.

     (A) DEFINITION. For purposes of this Agreement, a "Change of Control" of KV shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Section 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that Act, of twenty percent (20%) or more of the voting stock of KV;

          (ii) the majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds (2/3) of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

          (iii) KV adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (iv) all or substantially all of the assets or business of KV is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of KV immediately prior to such merger, consolidation or other transaction beneficially own,


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     directly or indirectly, in substantially the same proportion as they owned the voting stock of the company, all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of KV); or

          (v) KV combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of KV, immediately prior to the combination hold, direct or indirectly, fifty percent (50%) or less of the voting stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the voting stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company).

     (B) TERMINATION AFTER CHANGE IN CONTROL. In the event of a Change of Control of KV, if (i) immediately preceding such Change of Control, Employee was providing services under Paragraph 2, 5 or 6, and (ii) Employee's employment in such capacity terminates within three (3) years after such Change of Control ("Termination"), voluntarily or involuntarily, with or without cause, for any reason whatsoever, except for the death or disability of Employee, Employee shall be entitled to the benefits provided in Paragraph 14(C). For purposes of this Paragraph 14, "Date of Termination" shall mean the date on which a Notice of Termination is given, unless the parties agree to another date, and "Notice of Termination" shall mean a written notice communicated by either party to the other party which indicates that Employee's employment with KV is being terminated.


     (C)  PAYMENTS ON TERMINATION AFTER CHANGE IN CONTROL.

          (i) Employee's annual base salary through the Date of Termination at the rate in effect on the date Notice of Termination is given, including expenses, vacation pay, allowances and other compensation and benefits, and (ii) the amount, if any, of any bonus for the past fiscal year (and pro rata for any portion of the then current fiscal year through the Date of Termination) which has not been awarded or paid under any bonus plans in which Employee is entitled to participate at the time of the Change of Control or under other bonus plans at least as beneficial to Employee. In addition, KV shall continue in full force and effect for the benefit of Employee through the Date of Termination all stock ownership, purchase or option plans, employee benefit or compensation plans, and insurance or disability plans in effect immediately preceding the Change of Control or plans substantially similar thereto.

          (ii) In lieu of any further payments or benefits to be paid or otherwise provided under Paragraph 5 (excluding any stock option or restricted stock grants, and any deferred compensation benefits for any period subsequent to the Date of Termination), KV shall pay as severance pay ("Severance Pay") to Employee a lump sum payment equal to the sum of: (a) two (2) times the greater of: (x) Employee's base salary immediately prior to the Date of Termination, or (y) Employee's base salary in effect immediately prior to the date on which the Change of Control occurred, and (b)

                                  7 of 11



     Employee's bonus, which would be payable in respect of the twenty-four
     (24) month period beginning on the Date of Termination as if Employee had continued his position assuming an annual bonus equal to the average of the three (3) complete bonus years immediately preceding the Date of Termination. Such bonus shall be calculated to be not less than the average of the prior three (3) years' bonuses paid to Employee.
     Such Severance Pay shall be subject to all applicable federal and state income taxes. The portion of the Severance Pay based upon Employee's base salary shall be paid on or before the fifth (5th) day following the Date of Termination, and the portion of the Severance Pay based upon any bonus plan shall be paid to Employee as and when payable under the terms of the applicable plan had Employee's employment continued. Employee, by written notice to KV at any time prior to a Change of Control of KV or the Date of Termination, may elect, in his sole discretion, to receive said Severance Pay interest-free at a future time, but in no event any later than twenty-four (24) months after the Date of Termination.

          (iii) To the extent not otherwise provided for under the terms of any of KV's stock option agreements, all stock options granted by KV or any predecessor of KV to Employee shall vest and be exercisable or transferable as of the Date of Termination and, except for "incentive stock options" within the meaning of 26 U.S.C. Section 422, all options shall remain fully exercisable for six (6) months following the Date of Termination. In addition, any holding period for the underlying shares specified under any of KV's stock option agreements or restricted stock agreements with Employee shall automatically by amended and deemed to be the earlier of: (a) two (2) years from the date of exercise of the stock option, or (b) the Date of Termination.

          (iv) KV shall maintain in full force and effect, for the continued benefit of Employee and members of Employee's family, for a period of twenty-four (24) months after the Date of Termination, all employee benefit plans and programs, including, but not limited to, plans and programs.

     (D)  APPLICATION OF SECTION 280G.

     If it shall be determined that any payment or distribution by KV to or for the benefit of Employee (whether paid or payable or distributable pursuant to the terms of this Paragraph 14), would be subject to the payment by Employee of the excise tax imposed by Section 280G(b)(2) of the Internal Revenue Code of 1987, as amended, or any interest or penalties is alleged to be due from Employee with respect to such excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Employee's Severance Pay shall be limited so as to avoid any Excise Tax.


     (E)  APPLICATION OF RESTRICTIVE COVENANTS.

     In the event of Employee's Termination after Change in Control as defined in Paragraph 14(B), Employee shall be released from his obligations under Paragraphs 12(A) and

                                  8 of 11



(E) of this Agreement; however, Employee shall not be released from his obligations under Paragraphs 12(B), (C) and (D).

     15. MATERIAL BREACH. Any breach of this Agreement shall be a material breach of this Agreement.

     16. EMPLOYEE CONSENT. In order to preserve the rights under this Agreement of KV and the Companies, KV and/or the Companies may advise any third party with whom Employee may consider, establish or contract a relationship of the existence of this Agreement and of its terms. KV and the Companies shall have no liability for so acting.

     17. CONTROLLING LAW. This Agreement shall be construed in accordance with the laws of the State of Missouri. The parties agree that any controversy arising with respect to this Agreement shall fall under the exclusive jurisdiction of the Circuit Court of the County of St. Louis, Missouri, and each party hereby consents to the jurisdiction of that court.

     18. REMEDIES. Employee agrees that the promises in this Agreement are reasonable and necessary to protect the legitimate business interests of KV and the Companies, that any violation by Employee of any of the promises in this Agreement would result in great damage and irreparable injury to KV and/or the Companies, and that KV and/or the Companies have the right to any and all legal and/or equitable remedies available for breach of this Agreement. Employee further agrees that enforcement by KV and/or the Companies of the promises contained in this Agreement by way of injunction would not prevent Employee from making a living.

     19. SEVERABILITY. In the event any whole or partial provision in this Agreement is deemed unenforceable, it shall not invalidate the remaining whole or partial provisions of this Agreement. In addition, the parties have attempted to limit Employee's right to compete only to the extent necessary to protect KV from unfair competition. Consequently, the parties further agree that if any whole or partial restrictive covenant in this Agreement is deemed unenforceable because overly broad, it shall not invalidate the remaining provisions of this Agreement.

     20. ASSIGNMENT. This Agreement is not assignable by Employee, and shall be binding upon Employee and Employee's heirs, executors and legal and/or personal representative. This Agreement is assignable by KV, and shall inure to the benefit of KV, its successors and assigns.

     21. NONWAIVER. Failure of KV, and/or the Companies to exercise any of its/their rights in the event Employee breaches any of the promises in this Agreement shall not be construed as a waiver of such a breach or prevent
KV and/or the Companies from later enforcing strict compliance with the promises in this Agreement.

                                  9 of 11



     22. MODIFICATION. This Agreement contains the parties' complete agreement, and supersedes any other agreement, oral or written, pertaining to the subject matter of this Agreement. This Agreement may be altered, amended or revoked at any time only by a writing signed by both parties.

     23. NOTICE. Any notice given by either party hereunder shall be in writing and shall be personally delivered or shall be mailed, Express, certified or registered mail, or sent by a generally recognized next business day courier, postage or other charges prepaid, as follows:

     To KV:

          KV Pharmaceutical Company
          2503 South Hanley Road
          St. Louis, Missouri 63144
          Attention: Director, Human Resources

     To Employee:

          At his address as set forth on the payroll records of KV,

or to such other address as may have been furnished to the other party by written notice. Notice shall be deemed given on the date personally delivered, or if sent by Express Mail or next business day courier on the business day following the date sent, or if otherwise mailed, two (2) calendar days after the date postmarked.

     24. ACKNOWLEDGMENT. Employee agrees that: (A) he fully understands his right to discuss all aspects of this Agreement with legal and personal advisors of his choice, (B)


                                  10 of 11



to the extent he desired, he has done so, (C) he has carefully read and fully understands all of the provisions of this Agreement, and (D) he has voluntarily entered into this Agreement.

     IN WITNESS WHEREOF, Employee and KV have executed this Agreement on the day and year first written above.


                                   "EMPLOYEE"


                                   /s/ David S. Hermelin
                                   -----------------------------
                                   DAVID S. HERMELIN


                                   "KV"

                                   KV PHARMACEUTICAL COMPANY


                                   By: /s/ Gerald R. Mitchell
                                       -------------------------
                                       GERALD R. MITCHELL
                                       VICE PRESIDENT, FINANCE


Witness:  /s/  Susan M. Wilson
        -----------------------
Date:   11/18/96
     --------------------------


                                  11 of 11



KV PHARMACEUTICAL COMPANY

                                                                 [KV logo]



April 8, 1998

PERSONAL AND CONFIDENTIAL
- -------------------------

Mr. David S. Hermelin
c/o 2503 South Hanley
St. Louis, MO 63144

Re:  Agreement between KV Pharmaceutical Company and
     David S. Hermelin, dated November 18, 1996

Dear David:

By way of this letter, we are amending paragraph 6 of your Employment Agreement with KV so as to read "a reduced annual rate of pay of Fifty-Five Thousand Dollars ($55,000)..." so as to take into account your annual salary review which occurred on April 1 of 1998.

Except as specifically modified by this letter, it is agreed that the Agreement will remain in full force and effect as originally written.

Sincerely,

KV PHARMACEUTICAL COMPANY

/s/ Gerald R. Mitchell

Gerald R. Mitchell
Vice President, Finance

           2503 SOUTH HANLEY ROAD, ST. LOUIS, MISSOURI 63144-2555
                       (314) 645-6600 TELEX: 62893445


                          KV PHARMACEUTICAL COMPANY
                      AMENDMENT TO EMPLOYMENT AGREEMENT

                  THIS AMENDMENT ("Amendment") is entered into effective August 16, 2004 between DAVID S. HERMELIN ("Employee") and KV PHARMACEUTICAL COMPANY, a Delaware corporation ("KV").

                  WHEREAS KV and Employee have in the past entered into certain KV Pharmaceutical Company Employment and Confidential Information Agreement, including but not limited to those dated May 2, 1990, November 18, 1996 (the "1996 Employment Agreement"), and to an Amendment dated April 8, 1998;

                  WHEREAS KV and Employee desire to make certain changes and additions to 1996 Employment Agreement which superceded the 1990 Agreement, and to modify and supercede the 1998 Amendment, all as provided herein;

                  NOW THEREFORE, in consideration of Employee's employment or continued employment by KV and other valuable consideration, the receipt and sufficiency of which are acknowledged, KV and Employee agrees as follows:

                  1. Paragraph 2 of the 1996 Employment Agreement regarding "Nature of Employment" is hereby amended to specify the position of Vice President, Corporate Strategy and Operations Analysis.

                  2. Paragraph 3 of the 1996 Employment Agreement regarding "Compensation" is hereby amended to specify a base salary of Two Hundred Twenty-Five Thousand Dollars ($225,000) effective August 16, 2004. In addition, as relates to the fringe benefits normally provided to the other KV employees at comparable employment levels, Employee shall be eligible to receive an annual bonus that relates to performance and achievement of objectives. Employee may, at his option, elect to have the value of this annual bonus provided to him in the form of Incentive Stock Options granted under Employer's existing Option Plan or a similar plan applying the Black-Scholes Option Pricing Model to determine the number of options equivalent in value to the bonus to be paid by the delivery of Incentive Stock Options.

                  3. Paragraph 4 of the Employment Agreement regarding "Term" is hereby amended in its entirety to read as follows:

                           4. TERM. This Agreement shall be effective as of the date first set forth above and continue until August 15, 2009, unless terminated sooner in accordance with Paragraph 5 of this Agreement. If not terminated sooner under Paragraph 5 hereof, this Agreement shall automatically renew for successive twelve (12) month periods unless and until either party terminates this Agreement pursuant to the provisions of Paragraph 5. Termination of this Agreement by either party, for any reason, shall in no matter affect the covenants contained in Paragraphs 7-11 of this Agreement.




                  4. Paragraph 5 of the Employment Agreement regarding "Termination" is hereby amended in its entirety to read as follows:

                  5. TERMINATION.

                  (A) VOLUNTARY. Employee may terminate this Agreement at the end of each one year anniversary date prior to and including the end of the initial term for any reason, by notifying KV in writing three (3) calendar months prior to the end of each such period. After completion of the initial term, Employee may terminate this Agreement by providing 120 calendar days notice to KV at any time. Either such events written notice shall be directed to KV's Vice President, Staffing. In the event of such voluntary termination at the end of any such one-year anniversary date prior to and including the end of the initial term, Employee agrees to remain on the job for the balance of the 90-day notice period and for three (3) additional months after the end of any such period and at all times faithfully, industriously, and to the best of his ability, experience and talents, perform all of the duties that have been required of him prior to Employee's notice of termination, all to the reasonable satisfaction of KV. Employee agrees that he will remain actively at work, as described above and will continue to be compensated at his normal rate, during the entire six (6) month notice, unless he is released from all responsibilities prior to the end of the notice, by the Board of Directors or the Chief Executive Officer of KV, in which case, his compensation shall be discontinued. Because of the nature of the position and the business, Employee agrees that if he should fail to fully comply with the notice required by this subsection, and if he should fail to fully comply with the requirement to remain on the job and faithfully and to the best of his ability perform all of his duties, KV will incur damages as a direct result and that the amount of said damages will be difficult to ascertain. Accordingly, specific performance will be required unless KV releases Employee from these obligations. In the event Employee terminates this Agreement upon 120 days calendar notice after completion of the initial term, KV, in its sole discretion, shall determine whether Employee shall continue to be employed during the notice period.

                  If Employee decided to terminate his employment with KV, Employee shall disclose Employee's decision to terminate to the Vice President, Staffing of KV and shall not disclose such information to any other party (except for a subsequent employer of Employee which has agreed to keep such information confidential until KV has announced Employee's termination) until such time as the Vice President, Staffing of KV determines how and when to announce Employee's termination.

                  (B) INVOLUNTARY. In the event of involuntary termination by KV, except termination for cause, KV shall provide Employee with severance pay of no less than one times the Employee's annual base salary, then in effect under Paragraph 3 of this Agreement, plus an amount equal to the average of the two most recent fiscal year's bonuses, less usual withholdings. This severance package shall be paid in twelve (12) equal monthly installments, each payment to be made on the last day of each of the twelve (12) calendar months following the last day worked. In addition, KV shall provide Employee, at KV's expense, with medical, disability and life insurance coverage and all other insurance coverage of the same or similar types, and in the same or similar amounts as KV is providing to Employee immediately prior to the last day worked. This continuation of insurance coverage shall cease the earlier of twelve (12) months after the last date worked or at such time as Employee obtains other full-time, non-temporary employment which provides comparable coverage. In addition, as of the last date worked unless Employee is involuntarily terminated for cause, those stock options which are vested and exercisable by Employee shall remain exercisable for twelve (12) months following the last date worked.

                  In consideration of the severance pay provided under this paragraph, in the event of the cancellation, termination or expiration of the Employment Agreement for any reason, Employee agrees to provide reasonable and necessary services to assist KV in transition of responsibilities and ongoing continuity of his job function unless KV does not request such services.

                  KV may terminate this Agreement for cause and in such event Employee shall not be entitled to any severance pay or benefits set forth in Paragraph 5(B). The term "for cause" as used herein shall mean (i) commission of a dishonest or criminal act in respect of Employee's employment or conviction of a felony, or (ii) breach of trust or gross negligence, or (iii) willful refusal to perform duties imposed by this Agreement which are legal and not improper, or (iv) Employee's violation of Paragraph 7, 8, 9 or 10 of this Agreement, or (v) the continuing neglect or failure of Employee to perform the duties reasonably assigned to Employee by KV and after notice from KV of such neglect or failure, Employee's failure to cure such neglect or failure. Any termination of this agreement by KV shall be effective only upon providing Employee with written notice and advising Employee as to whether his termination is for cause.

                  Employee acknowledges that the duties and obligations of Paragraphs 7, 8, 10, 11 and 12 shall survive the termination of his employment.

                  In the event Employee is involuntarily terminated by KV for reasons other than for cause, employee will receive the severance pay and benefits set forth in Paragraph 5(B).

                  6. Paragraph 6 of the 1996 Employment Agreement is hereby deleted in its entirety.

                  7. Paragraph 12 of the Employment Agreement regarding "Restrictive Covenants" is hereby amended in its entirety to read as follows:

         12. RESTRICTIVE COVENANTS. The parties acknowledge and agree that at the time this Agreement was entered, the business of KV and the Companies was the sale and distribution of drug delivery products for generic sale and the sale of specified branded women's health care products. Employee agrees that during the thirty-six (36) consecutive months immediately following termination of Employee's employment with KV, regardless of how, when or why that employment ends, Employee shall not, without prior authorization of KV, in any manner or in any capacity, directly or indirectly, for himself or any other person or entity, actually or attempt:

                           (A) to engage in the same business as KV anywhere
KV is actively conducting business.

                           (B) to interfere with or take away:

                                    (i) any customer that is conducting
business with KV and/or the Companies;

                                    (ii) any customer that has conducted
business with KV and/or the Companies during the twenty-four (24) months immediately preceding termination of employment; or

                           (C) to interfere with any of the suppliers of KV
and/or the Companies, including, without limitation, reducing in any material way the willingness or capability of any supplier to continue supplying KV with its and/or the Companies with their present or contemplated requirements; or

                           (D) to solicit or interfere with the relationship
between KV and any of its employees or agents, and/or the Companies and any of their employees or agents; or

                           Employee further agrees that he shall not engage
in any of the activities listed above while he is employed by KV.

         This non-compete is not intended to prevent Employee from using his general skills, knowledge and experience in strategic planning, the administration, management and control of a company or in leveraging or building a company through acquisitions, mergers, divestitures, etc. unless such conduct has an actual, demonstrable and substantial detrimental effect on KV or the Companies. Employee acknowledges and agrees that his experience, knowledge and capabilities are such that he can obtain employment in the pharmaceutical, chemical, food, industrial, household, confectionery or other businesses, and that the enforcement of this Paragraph 12 by way of injunction would not prevent Employee from earning a livelihood. Employee further agrees that if he has any questions regarding the scope of activities restricted by this Paragraph 12, he shall, to avoid confusion or misunderstanding, submit the question(s) in writing to the Vice President, Staffing for a written response by KV. Employee additionally agrees to keep KV advised of the identity of his employer and his work location during the period covered by this paragraph.

         8. Paragraph 14 of the Employment Agreement regarding "Change of Control" is hereby amended in its entirety to read as follows:

                           14.      CHANGE OF CONTROL.

                           (A) DEFINITION. For purposes of this Agreement, a "Change of Control" of KV shall mean the occurrence of any one of the following events:

                                    (i) any "person," as such term is used
         in Section 13(d) of the Securities Exchange Act of 1934, becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that Act, of twenty percent (20%) or more of the voting stock of KV;

                                    (ii) the majority of the Board consists
         of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds (2/3) of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

                                    (iii) KV adopts any plan of liquidation
         providing for the distribution of all or substantially all of its assets;

                                    (iv) all or substantially all of the
         assets or business of KV is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of KV immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting stock of the company, all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of
         KV); or

                                    (v) KV combines with another company and
         is the surviving corporation but, immediately after the combination, the shareholders of KV, immediately prior to the combination hold, direct or indirectly, fifty percent (50%) or less of the voting stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the voting stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company).

                           (B) TERMINATION AFTER CHANGE IN CONTROL. In the event of a Change of Control of KV, if (i) immediately preceding such Change of Control, Employee was providing services under Paragraph 2, and (ii) Employee's employment in such capacity terminates within a two-year period following such Change of Control ("Termination"), voluntarily or involuntarily, with or without cause, for any reason whatsoever, except for the death or disability of Employee, Employee shall be entitled to the compensation and benefits provided in Paragraph 14(C). An involuntary termination shall include, but not be limited to, those circumstances in which Employee's employment is affirmatively or constructively terminated. For purposes of this Paragraph 14, "Date of Termination" shall mean the date on which a Notice of Termination is given, unless the parties agree to another date, and "Notice of Termination" shall mean a written notice communicated by either party to the other party which indicates that Employee's employment with KV is being terminated.; "constructive termination" shall mean a substantial change in Employee's duties, work location, or compensation within two years following a Change of Control.

                  (C) PAYMENTS ON TERMINATION AFTER CHANGE IN CONTROL.

                                    (i) Employee's annual base salary
         through the Date of Termination at the rate in effect on the date Notice of Termination is given, including vacation pay, allowances and other compensation and benefits, and (ii) the amount, if any, of any bonus for the past fiscal year (and pro rata for any portion of the then current fiscal year through the Date of Termination) which has not been awarded or paid under any bonus plans in which Employee is entitled to participate at the time of the Change of Control or under other bonus plans at least as beneficial to Employee. In addition, KV shall continue in full force and effect for the benefit of Employee through the Date of Termination all stock ownership, purchase or option plans, employee benefit or compensation plans, and insurance or disability plans in effect immediately preceding the Change of Control or plans substantially similar thereto; and

                                    (ii) In lieu of any further payments or
         benefits to be paid or otherwise provided under Paragraph 5 (excluding any stock option or restricted stock grants, any deferred compensation benefits for any period subsequent to the Date of Termination, or as further provided under subparagraphs
         (iii) and (iv), below), KV shall pay as severance pay ("Severance Pay") to Employee a lump sum payment equal to two (2) times Employee's base salary in effect immediately prior to the date on which the Change of Control occurred, and Employee's bonus, which would be payable in respect of the twenty-four (24) month period beginning on the Date of Termination as if Employee had continued his position assuming an annual bonus equal to the average of the two (2) complete bonus years immediately preceding the Date of Termination. Such bonus shall be calculated to be not less than the average of the prior two (2) years' bonuses paid to Employee. Such Severance Pay shall be subject to all applicable federal and state income taxes. The portion of the Severance based upon Employee's base salary shall be paid on or before the fifth (5th) day following the Date of Termination, and the portion of the Severance Pay based upon any bonus plan shall be paid to Employee as and when payable under the terms of the applicable plan had Employee's employment continued. Employee, by written notice to KV at any time prior to a Change of Control of KV or the Date of Termination, may elect, in his sole discretion, to receive said Severance Pay interest-free at a future time, but in no event any later than twelve (12) months after the Date of Termination.

                                    (iii) To the extent not otherwise
         provided for under the terms of any of KV's stock option agreements, all stock options granted by KV or any predecessor of KV to Employee shall fully vest and be exercisable or transferable as of the Date of Termination and shall remain fully exercisable following the Date of Termination.

                                    (iv) With respect to welfare benefits
         (health, life, dental, AD&D), KV shall maintain in full force and effect, for the continued benefit of Employee and members of Employee's family, for a period of twenty four (24) months after the Date of Termination; all employee benefit plans and programs, which KV otherwise provides for its employees.

                           (D) APPLICATION OF SECTION 280G AND SECTION 4999. If it shall be determined that any payment or distribution by KV to or for the benefit of Employee (whether paid or payable or distributable pursuant to the terms of this Paragraph 22, would be considered to be a parachute payment as defined in Section 280G of the Internal Revenue Code such that it would be subject to the payment by Employee of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1987, as amended, or any interest or penalties is alleged to be due from Employee with respect to such excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Employee's Severance Pay shall be limited, as determined by Employer in its discretion, so as to avoid any Excise Tax.

                  9. Continuation of Other Provisions of 1996 Employment Agreement. The paragraphs of the 1996 Employment Agreement which have not been amended by this Amendment shall remain in full force and effect. Other than the surviving provisions of the 1996 Employment Agreement, this Amendment otherwise is an integrated document and sets forth the entire understanding of the parties with respect to the subject matter hereof and fully supersedes any and all prior understandings, arrangements, industry usage, course of dealing and/or agreements between the parties hereto concerning such subject matter, whether reduced to writing or not.

                  IN WITNESS WHEREOF, Employee and KV have executed this Amendment on the day and year first written above.




                                    "EMPLOYEE"




Dated:  August 16, 2004             /s/ David S. Hermelin
      --------------------------    -----------------------------------------
                                    DAVID S. HERMELIN




                                    "KV"

                                    KV PHARMACEUTICAL COMPANY




Dated:  August 16, 2004             /s/ Gerald R. Mitchell
      --------------------------    -----------------------------------------